UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 13, 2018

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13300

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01. Financial Statements and Exhibits.

The following documents are filed with reference to the Registration Statement on Form S-3, No. 333-223608 (the “Registration Statement,”) filed by Capital One Financial Corporation (“Capital One” or the “Company”) with the Securities and Exchange Commission on March 13, 2018, and the documents filed as Exhibits 99.1, 99.2, and 99.3 herewith replace the corresponding documents filed as Exhibits 99.1, 99.2, and 99.3 to the Company’s Current Report on From 8-K filed on November 25, 2008.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher (included in Exhibit 5.1)

99.1	Enrollment Authorization Form

99.2	Request for Waiver Form

99.3	Direct Debit Authorization Form

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: March 13, 2018	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher (included in Exhibit 5.1)

99.1	Enrollment Authorization Form

99.2	Request for Waiver Form

99.3	Direct Debit Authorization Form